UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2015

AVENUE FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-36839	20-5556885
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 10th Avenue South, Suite 400, Nashville, TN	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 736-6940

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

(a) The Audit Committee (the “Committee”) of the Board of Directors of Avenue Financial Holdings, Inc. (the “Company”) recently conducted a selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The Committee invited several public accounting firms to participate in this process, including KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2014. As a result of this process, on June 4, 2015 the Committee approved the appointment of BKD, LLP (“BKD”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. This action effectively dismissed KPMG as the Company’s independent registered public accounting firm as of June 4, 2015.

The reports of KPMG on the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2014, and in the subsequent interim period through June 4, 2015, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2013 and 2014, or in the subject period through June 4, 2015.

The Company has provided a copy of the foregoing disclosures to KPMG and requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether KPMG agrees with the above statements. A copy of KPMG’s letter, dated June 9, 2015, is filed as Exhibit 16.1 to this Form 8-K.

(b) During the two most recent fiscal years and in the subsequent interim period through June 4, 2015, the Company has not consulted with BKD with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter from KPMG to the Securities and Exchange Commission dated June 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE FINANCIAL HOLDINGS, INC.
(Registrant)

Date: June 9, 2015

	By:	/s/ Barbara J. Zipperian
Barbara J. Zipperian
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

16.1	Letter from KPMG to the Securities and Exchange Commission dated June 9, 2015.